UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2006

EATON VANCE CORP. (Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                          Registrant announced the election of Dorothy E. Puhy as Director, as described in
Registrant’s news release dated April 7, 2006, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
	Exhibit No.	Document
	99.1	Press Release issued by the Registrant dated April 7, 2006 announcing the election of Dorothy E. Puhy as Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.
(Registrant)

Date:	April 7, 2006	/s/ William M. Steul

William M. Steul, Chief Financial Officer

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EXHIBIT INDEX

Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:

Exhibit No.	Description

99.1	Copy of Registrant's news release dated April 7, 2006 announcing the election of Dorothy E. Puhy as Director.

                                                              Page 4 of 5

Exhibit 99.1

NEWS RELEASE
Eaton Vance Corp.
The Eaton Vance Building
255 State Street, Boston, MA 02109
(617) 598-8036
Contact: Meg Pier

April 7, 2006

FOR IMMEDIATE RELEASE

DOROTHY E. PUHY ELECTED DIRECTOR OF Eaton Vance Corp.

Boston, MA - Eaton Vance Corp., a Boston-based investment management firm with approximately $113 billion of assets under management on January 31, 2006, today announced the election of Dorothy E. Puhy, age 54, to its Board of Directors on April 3, 2006. Ms. Puhy is the Executive Vice President and Chief Financial Officer of Dana-Farber Cancer Institute, Inc., in Boston.

“Dorothy's exceptional financial and business experience and skills should serve Eaton Vance shareholders well. She is another strong addition to our Board,” said James B. Hawkes, Eaton Vance’s Chairman and Chief Executive Officer.

The election of Ms. Puhy increases the number of independent directors of Eaton Vance Corp. from five to six; there are two inside directors. It is expected that Ms. Puhy will be appointed as a member of the Compensation Committee and of the Nominating and Governance Committee of the Board.

Ms. Puhy has served as Executive Vice President and Chief Financial Officer of Dana-Farber Cancer Institute since 1994. Previously she served as Chief Financial Officer of Tufts-New England Medical Center for nine years. She is a member of the Board of ABIOMED, Inc., CRICO (Controlled Risk Insurance Company), and Crittenton. Ms. Puhy earned her B.A. from University of Pennsylvania and an MBA from Wharton Graduate School.

Eaton Vance Corp. is traded on the New York Stock Exchange under the symbol EV.